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                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use of our report dated May 16, 1996 with respect to Film Roman, Inc. (a Delaware corporation) in the Registration Statement (Form S-1
No. 333-      ) and related Prospectus of Film Roman, Inc. for the
registration of 3,785,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Los Angeles, California
May 16, 1996